Exhibit 32.2

CERTIFICATION

OF

PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Ballistic Recovery Systems, Inc. does hereby certify that:

c.               the Annual Report on Form 10-KSB/A of Ballistic Recovery Systems, Inc. for the year ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

d.              information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ballistic Recovery Systems, Inc.

Date: May 24, 2005	/s/ Robert L. Nelson
By Robert L. Nelson
Principal Accounting Officer